UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 28, 2019

New Mountain Finance Corporation

(Exact name of registrant as specified in its charter)

Delaware	814-00832	27-2978010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

787 7th Avenue, 48th Floor, New York, NY 10019

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 720-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NMFC	New York Stock Exchange
5.75% Notes due 2023	NMFX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.                                  Entry into a Material Definitive Agreement.

On June 28, 2019, New Mountain Finance Corporation (the “Company”) entered into Amendment No. 2 to the Loan Financing and Servicing Agreement (the “Second Amendment”), which amended the Loan Financing and Servicing Agreement, dated as of December 14, 2018, as amended by Amendment No. 1 thereto, dated as of March 18, 2019 (together with the exhibits and schedules thereto, the “DB Credit Facility”), by and among the Company, as the equityholder and the servicer, New Mountain Finance DB, L.L.C., as the borrower, Deutsche Bank AG, New York Branch (“DBNY”), as the facility agent, U.S. Bank National Association, as the collateral agent and collateral custodian, and DBNY as agent and lender, and each of the other lenders and agents parties from time to time party thereto.

The Second Amendment, among other things, increased the maximum facility amount and the commitment of DBNY under the DB Credit Facility from $100,000,000 to $150,000,000 and lowered the applicable margin for calculating interest under the DB Credit Facility from 2.85% per annum to 2.60% per annum.

The DB Credit Facility continues to have a revolving period ending on December 14, 2021, and will still mature on December 14, 2023.

The description above is qualified in its entirety by reference to the copy of the Second Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference thereto.

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Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits

(a)         Not applicable.

(b)         Not applicable.

(c)          Not applicable.

(d)         Exhibits.

Exhibit No.

10.1                        Form of Amendment No. 2 to Loan Financing and Servicing Agreement, dated as of June 28, 2019, by and among New Mountain Finance Corporation, as the equityholder, New Mountain Finance DB, L.L.C., as the borrower, U.S. Bank National Association, as the collateral Agent and collateral custodian, and Deutsche Bank AG, New York Branch, as the facility agent, agent and a lender.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN FINANCE CORPORATION

Date: July 3, 2019	By:	/s/ Karrie J. Jerry
		Name:	Karrie J. Jerry
		Title:	Corporate Secretary

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